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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: February 2, 2001


                             WASTE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                               1-12154                             73-1309529
(State or other jurisdiction of           (Commission File Number)         (I.R.S. Employer Identification
 incorporation or organization)                                                         Number)

    1001 Fannin Street, Suite 4000
            Houston, Texas                                     77002
(Address of principal executive offices)                     (Zip Code)

                                 (713) 512-6200
              (Registrants' telephone number, including area code)

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Item 5.   Other Events.

      (a) On February 2, 2001, Waste Management, Inc. (the "Company") entered into an underwriting agreement for the public offering of $600 million of its 7 3/8% Senior Notes due 2010 (the "Notes"). The Notes are to be issued under an Indenture dated as of September 10, 1997 between the Company and The Chase Manhattan Bank, as successor to Texas Commerce Bank National Association, as Trustee. Closing of the issuance and sale of the Notes is scheduled for February 9, 2001. Further information is included in Exhibits 1.1, 4.1 and 4.2.

      (b) Exhibit 99.1 contains Selected Financial Information for the Company.


Item 7.   Financial Statements and Exhibits.

      (c) Exhibits.

      1.1 Underwriting Agreement dated February 2, 2001, among Waste Management, Inc., Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Chase Securities Inc., Deutsche Banc Alex. Brown Inc., Fleet Securities, Inc., Goldman, Sachs & Co. and Lehman Brothers Inc.

      4.1   Form of Book-Entry Note representing 7 3/8% Senior Notes due 2010.

      4.2   Officers' Certificate

      5.1   Opinion of Baker Botts L.L.P.

      23.1  Consent of Arthur Andersen LLP.

      23.2  Consent of PricewaterhouseCoopers LLP.

      99.1  Selected Financial Information

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    WASTE MANAGEMENT, INC.


Date: February 5, 2001              By:       /s/ LAWRENCE O'DONNELL, III
                                        ------------------------------------
                                               Lawrence O'Donnell, III
                                               Senior Vice President,
                                                General Counsel and Secretary

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                                  EXHIBIT INDEX


      Exhibit
      Number                    Exhibit Description
      ------                    -------------------

      1.1 Underwriting Agreement dated February 2, 2001, among Waste Management, Inc., Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Chase Securities Inc., Deutsche Bank Alex. Brown Inc., Fleet Securities, Inc., Goldman, Sachs & Co. and Lehman Brothers Inc.

      4.1   Form of Book-Entry Note representing 7 3/8% Senior Notes due 2010.

      4.2   Officers' Certificate

      5.1   Opinion of Baker Botts L.L.P.

      23.1  Consent of Arthur Andersen LLP.

      23.2  Consent of PricewaterhouseCoopers LLP.

      99.1  Selected Financial Information